UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 2, 2004

HAIGHTS CROSS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(IRS Employer Identification No.)

10 New King Street, Suite 102
White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)

(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1: PURCHASE AGREEMENT
EX-99.1: SUMMARY HISTORICAL CONSOLIDATED FINANCIAL INFORMATION
EX-99.2: PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
EX-99.3: SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION
EX-99.4: FINANCIAL STATEMENTS OF BUCKE DOWN PUBLISHING CO

ITEM 1.01 Entry into a Material Definitive Agreement.

     On December 2, 2004, Haights Cross Operating Company (“HCOC”), a wholly owned subsidiary of Haights Cross Communications, Inc. (the “Company”), agreed to sell $30.0 million aggregate principal amount of its 11 3/4% Senior Notes due 2011 (the “Senior Notes”) at a price of 110.5% pursuant to the terms of a Purchase Agreement, dated as of December 2, 2004 (the “Purchase Agreement”), among HCOC, the guarantors named therein (the “Guarantors”) and the initial purchaser named therein (the “Initial Purchaser”), a copy of which is attached hereto as Exhibit 1.1. The Senior Notes are being offered only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

     The Senior Notes are additional debt securities under an indenture, dated August 20, 2003 (the “Indenture”), among HCOC, the Guarantors and Wells Fargo Bank, N.A., as Trustee, under which HCOC previously issued $140.0 million aggregate principal amount of 11 3/4% Senior Notes due 2011 (the “Initial Notes”). The terms of the Indenture, among other things, restricts HCOC’s ability and the ability of the Company and HCOC’s subsidiaries to: incur more debt; pay dividends and make distributions; issue stock of subsidiaries; make certain investments; repurchase stock; create liens; enter into transactions with affiliates; enter into sale and lease-back transactions; merge or consolidate; and transfer or sell assets.

     In connection with the agreed issuance of Senior Notes, HCOC and the Guarantors will enter into a registration rights agreement with the Initial Purchaser. Pursuant to the registration rights agreement, HCOC and the Guarantors will agree to file a registration statement with the Securities and Exchange Commission (the “SEC”) that will enable holders to exchange the Senior Notes for registered notes with substantially identical terms. HCOC and the Guarantors will use its commercially reasonable efforts to cause the registration statement to become effective under the Securities Act within 180 days after the issuance of the Senior Notes. The terms of the registration rights agreement will be substantially the same as the terms of a registration rights agreement entered into by HCOC and the Guarantors in August 2003 in connection with the issuance of the Initial Notes. The exchange of the Initial Notes was completed on February 27, 2004.

     The Senior Notes will be unsecured senior obligations of HCOC and will be unconditionally guaranteed, jointly and severally, by the Company and its subsidiaries. Interest on the Senior Notes will be payable semi-annually on February 15 and August 15 of each year, beginning on February 15, 2005 until the maturity date of August 15, 2011. After August 15, 2008, HCOC may, at its option, redeem some or all of the Senior Notes at the redemption prices specified in the Indenture. In addition, prior to August 15, 2006, HCOC may, at its option, redeem up to 35% of the Senior Notes with the proceeds of certain sales of its equity or the equity of the Company at the redemption prices specified in the Indenture. HCOC may make this redemption only if, after the redemption, at least 65% of the aggregate principal amount of the Senior Notes issued remains outstanding. Upon the occurrence of certain designated events specified in the Indenture, the holders of the Senior Notes will have the right, subject to certain exceptions and conditions, to require HCOC to repurchase the Senior Notes at the prices specified in the Indenture.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See Item 1.01, which is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure.

     In connection with the offering of the Senior Notes described in Item 1.01 above, the Company intends to disclose in an offering memorandum certain information that has not previously been reported. These disclosures are attached as exhibits to this Current Report on Form 8-K as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and consist of:

     The section of the offering memorandum entitled “Summary Historical Consolidated Financial Information.”

     The section of the offering memorandum entitled “Haights Cross Communications, Inc. – Pro Forma Consolidated Financial Statements.”

     The section of the offering memorandum entitled “Selected Historical Consolidated Financial Information.”

     The Financial Statements of Buckle Down Publishing Company for the three months ended March 31, June 30, September 30 and December 31, 2003 and the three months ended March 31, 2004 and 2003 and 15-day period ended April 15, 2004.

     The information in this Item 7.01 of this Form 8-K and Exhibits 99.1, 99.2, 99.3 and 99.4 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject ot the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Senior Notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

     Safe Harbor Statement: This Current Report on Form 8-K contains forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “potential” and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performances or achievements to be materially different from those expressed or implied by our forward-looking statements. Factors that may cause our actual results to differ materially from our forward-looking statements include, among others, changes in external market factors, changes in our business or growth strategy, or an inability to execute our strategy due to changes in our industry or the economy generally, the emergence of new or growing competitors and various other competitive factors. In light of these risks and uncertainties, there can be no assurance that the events and circumstances described in forward-looking statements contained in this Current Report on Form 8-K will in fact occur. You should read this Current Report on Form 8-K, including the exhibits attached hereto, completely and with the understanding that our actual results may be materially different from what we expect. We will not update these forward-looking statements, even though our situation may change in the future. We qualify all of our forward-looking statements by these cautionary statements.

ITEM 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit No.	Description
1.1	Purchase Agreement, dated as of December 2, 2004, by and among Haights Cross Operating Company, the Guarantors named therein and the Initial Purchaser named therein.

99.1	The section of the offering memorandum entitled “Summary Historical Consolidated Financial Information.”

99.2	The section of the offering memorandum entitled “Haights Cross Cummunications, Inc. – Pro Forma Consolidated Financial Statements.”

99.3	The section of the offering memorandum entitled “Selected Historical Consolidated Financial Information.”

99.4	The Financial Statements of Buckle Down Publishing Company for the three months ended March 31, June 30, September 30 and December 31, 2003 and the three months ended March 31, 2004 and 2003 and 15-day period ended April 15, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAIGHTS CROSS COMMUNICATIONS, INC.

Date: December 8, 2004

	By:	/s/ Paul J. Crecca

Name: Paul J. Crecca
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated as of December 2, 2004, by and among Haights Cross Operating Company, the Guarantors named therein and the Initial Purchaser named therein.

99.1	The section of the offering memorandum entitled “Summary Historical Consolidated Financial Information.”

99.2	The section of the offering memorandum entitled “Haights Cross Cummunications, Inc. – Pro Forma Consolidated Financial Statements.”

99.3	The section of the offering memorandum entitled “Selected Historical Consolidated Financial Information.”

99.4	The Financial Statements of Buckle Down Publishing Company for the three months ended March 31, June 30, September 30 and December 31, 2003 and the three months ended March 31, 2004 and 2003 and 15-day period ended April 15, 2004.